Operating costs	12 Months Ended
Dec. 31, 2020
Operating costs
Operating costs

17. Operating costs

	2020	2019	2018
Staff costs (note 18)	4,397,004	4,288,815	2,224,206
Depreciation (notes 8/9)	378,754	333,844	2,938
External research and development costs	6,981,854	9,350,667	2,368,457
Laboratory consumables	295,005	230,097	144,169
Patent maintenance and registration costs	328,177	268,143	261,954
Professional fees	1,399,123	1,951,661	2,313,722
Short term leases	36,651	26,150	179,102
Insurance D&O	1,505,897	44,142	19,358
Other operating costs	799,952	944,303	613,392
Total operating costs	16,122,417	17,437,822	8,127,298

The evolution of the total operating costs is mainly driven by external research and development expenses, internal staff costs, other operating costs and professional fees.

During the year ended December 31, 2020, external research and development costs decreased by CHF 2.4 million compared to the year ended December 31, 2019 primarily due to delays in starting certain clinical development activities due to the global coronavirus pandemic. During the same period, professional fees decreased by CHF 0.6 million primarily due to lower audit and legal fees which had been abnormally high in 2019 due to the preparation of the Company’s Nasdaq listing. Insurance costs increased by CHF 1.5 million due to higher directors and officer’s liability insurance premiums following the Company’s Nasdaq listing on January 29, 2020.